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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2009

                               BV FINANCIAL, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)

      UNITED STATES                    0-51014           14-1920944
      -------------                    -------           ----------
(State or other jurisdiction of       (Commission       (IRS Employer
incorporation or organization)        File Number)     Identification No.)

                7114 NORTH POINT ROAD, BALTIMORE, MARYLAND 21219
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (410) 477-5000
                                 --------------
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATION AND FINANCIAL CONDITION
                --------------------------------------------

         On June 30, 2009, BV Financial, Inc. (the "Company"), the holding company for Bay-Vanguard Federal Savings Bank determined that it will record a $3.9 million non-cash impairment charge to write off all of the goodwill it recorded in connection with the acquisition of the Pasadena, Maryland branch office in August 2007. The write-off of goodwill does not impact tangible capital, liquidity or the Bank's capital ratios. The Bank will continue to maintain regulatory capital ratios in excess of the requirements to be considered "well capitalized" in accordance with regulatory standards. The determination of the impairment charge followed the Company's annual review of its goodwill which was performed by an independent third party.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       BV FINANCIAL, INC.


Date: July 24, 2009                    By: /s/ Edmund T. Leonard
                                           ------------------------------------
                                           Edmund T. Leonard
                                           Chairman and Chief Financial Officer